UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

OPAL Fuels Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40272	98-1578357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Lexington Avenue, Suite 1450 White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 705-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A (this “Amendment”) is being filed to amend the Current Report on Form 8-K of OPAL Fuels Inc. (the “Company”), filed with the Securities and Exchange Commission on October 12, 2023 (the “Original Form 8-K”), relating to (i) the resignation of Ann Anthony as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, (ii) the appointment of Scott Contino as Interim Chief Financial Officer, Interim Principal Financial Officer and Interim Principal Accounting Officer, and (iii) the entry by the Company into an Interim Services Agreement with Fortistar Services 2 LLC in connection with the appointment of Mr. Contino. This Amendment amends Item 5.02 in the Original Form 8-K to add information relating to a separation agreement between the Company and Ms. Anthony, dated as of October 19, 2023 (the “Separation Agreement”). This Amendment does not amend any other information in the Original Form 8-K.

Pursuant to the Separation Agreement, Ms. Anthony has agreed to continue to serve in her current role until November 15, 2023 (the “Effective Date”). Certain equity incentive awards that were granted to Ms. Anthony, and that would have otherwise been forfeited due to her resignation, will vest on March 31, 2024 in accordance with the Separation Agreement. These equity awards consist of 33,328 restricted stock units and options to purchase 5,545 shares of Class A Common Stock at an exercise price of $6.97. The foregoing description of the Separation Agreement is not complete and is subject to and qualified in its entirety by reference to the Separation Agreement, a copy of which is filed with this Current Report on Form 8-K/A as Exhibit 10.1, and the terms of which are incorporated by reference herein.

As previously disclosed, on October 10, 2023, the board of directors of the Company appointed Mr. Scott Contino as Interim Chief Financial Officer, effective as of the Effective Date. Mr. Contino will also assume the duties of the Principal Financial Officer and Principal Accounting Officer of the Company as of the Effective Date.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
10.1	Separation Agreement and General Release dated October 19, 2023 between the Company and Ann Anthony
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2023

OPAL Fuels Inc.

By:	/s/ John Coghlin
Name:	John Coghlin
Title:	General Counsel

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